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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2004

                                 ______________

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                               76-0545043
(STATE OR OTHER JURISDICTION                                 (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                                     1-13725
                            (COMMISSION FILE NUMBER)


2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                85018
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ______________




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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE



On April 16, 2004, Preston A. Zuckerman resigned from the board of directors of iLinc Communications, Inc. as part of his overall retirement plan. His resignation as an officer and a board member was not the result of any disputes or disagreements relating to the operations, policies or practices of iLinc Communications, Inc. His resignation was effective on that date.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ILINC COMMUNICATIONS, INC.


                                      By: /s/ James M. Powers
                                          -----------------------------------
                                          President and Chief Executive Officer
Date:  April 23, 2004